UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 27, 2005

SEA BREEZE POWER CORP.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	0-50566	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lobby Mail Box 91, 14th Floor, 333 Seymour Street, Vancouver, BC	V6B 5A6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code)	(604) 689-2991

(Former name or former address if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

SEA BREEZE POWER CORP.

SECTION 1	REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

No events to report.

Item 1.02	Termination of a Material Definitive Agreement.

No events to report.

Item 1.03	Bankruptcy or Receivership.

No events to report.

SECTION 2	FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

No events to report.

Item 2.02	Results of Operations and Financial Condition.

No events to report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

No events to report.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

No events to report.

Item 2.05	Costs Associated with Exit or Disposal Activities.

No events to report.

Item 2.06	Material Impairments.

No events to report.

Sea Breeze Power Corp.
Form 8-K

SECTION 3	SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

No events to report.

Item 3.02	Unregistered Sales of Equity Securities.

No events to report.

Item 3.03	Material Modification to Rights of Security Holders.

No events to report.

SECTION 4	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

No events to report.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

No events to report.

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant.

No events to report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

No events to report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

No events to report.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

No events to report.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

No events to report.

Item 5.06	Change in Shell Company Status.

No events to report.

Sea Breeze Power Corp.
Form 8-K

SECTION 6	ASSET BACKED SECURITIES

Item 6.01	ABS Informational and Computational Material.

No events to report.

Item 6.02	Change of Servicer or Trustee.

No events to report.

Item 6.03	Change in Credit Enhancement or Other External Support.

No events to report.

Item 6.04	Failure to Make a Required Distribution.

No events to report.

Item 6.05	Securities Act Updating Disclosure.

No events to report.

SECTION 7	REGULATION FD

Item 7.01	Regulation FD Disclosure.

No events to report.

SECTION 8	OTHER EVENTS

Item 8.01	Other Events.

Sea Breeze Power Corp. (“Sea Breeze”) no longer qualifies as a foreign issuer, as per the 1933 Securities Act, Rule 405, and the 1934 Securities Act, Rule 3b-4. The Registrant has more than 50% of their outstanding voting securities owned by residents of the United States and, as of June 27th 2005, the majority of the Registrant’s directors are United States citizens or residents.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

No events or exhibits to report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEA BREEZE POWER CORP.
(Registrant)

/s/ Paul B. Manson	Date: June 30, 2006
Paul B. Manson President and CEO